SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2021

OptimizeRx Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-38543	26-1265381
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Water Street, Suite 200, Rochester, MI	48307
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 248.651.6568

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	OPRX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

SECTION 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

The information provided in Item 5.02 concerning the entry into a material definitive agreement is incorporated by reference in this Item 1.01.

SECTION 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective February 8, 2021, we have appointed Ms. Marion K. Odence-Ford as our General Counsel and Chief Compliance Officer.

Ms. Odence-Ford, age 56, is a corporate lawyer with over 20 years of large firm and in-house experiences in a broad range of industries including life sciences, high tech, business consulting, professional services, banking, and finance companies. From April 2013 to June 2020, she was a senior member of the legal team at Decision Resources Group, a multi-national corporation that provides global data solutions, analytics and consulting services to pharmaceutical, biotech, medical device, healthcare provider and payer, and managed care companies.

Ms. Odence-Ford does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

There are no family relationships between Ms. Odence-Ford and any of our directors or executive officers.

Aside from the following, Ms. Odence-Ford has not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years.

We entered into an agreement with Ms. Odence-Ford to act as our General Counsel and Chief Compliance Officer. Pursuant to the agreement, Ms. Odence-Ford will receive an annual base salary of $280,000. Ms. Odence-Ford is also eligible for a bonus of up to 40% of her base salary based on our executive bonus plan.

In addition, we also agreed to award to Ms. Odence-Ford 20,000 shares of our restricted stock that will vest annually over five years.

The agreement further provides that if Ms. Odence-Ford’s employment with us is involuntarily terminated without cause, Ms. Odence-Ford will be entitled to receive a severance payment of twelve months of her applicable base pay.

The agreement contains a Business Protection Agreement that contains restrictive covenants that include a non-compete both during her employment and for a period of one year thereafter, and an inventions assignment clause both during her employment and for a period of six months thereafter. The agreement also contains a confidentiality provision.

The foregoing description of the agreement is qualified in its entirety by reference to the full text of the agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

SECTION 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
10.1	Employment Agreement, by and between OptimizeRx Corp. and Ms. Odence-Ford

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OptimizeRx Corporation

/s/ Doug Baker
Doug Baker
Chief Financial Officer

Date: February 11, 2021

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